Guarantees, Pledged Assets and Collateral	12 Months Ended
Dec. 31, 2012
Guarantees, Pledged Assets and Collateral [Abstract]
Guarantees, Pledged Assets and Collateral

Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Guarantees are generally in the form of standby letters of credit, securities lending and other indemnifications, liquidity agreements, written put options, recourse obligations, residual value guarantees, and contingent consideration. The following table shows carrying value, maximum exposure to loss on our guarantees and the related non-investment grade amounts.

	December 31,
	2012			2011
		Maximum exposure to loss			Maximum exposure to loss
			Non-			Non-
	Carrying		investment	Carrying		investment
(in millions)	value	Total	grade	value	Total	grade (1)
Standby letters of credit (2)	$42	39,759	11,331	85	41,171	13,250
Securities lending and other indemnifications	-	2,541	118	-	669	62
Liquidity agreements (3)	-	3	3	-	2	2
Written put options (3)(4)	1,427	11,874	3,953	1,469	8,224	2,466
Loans and MHFS sold with recourse	99	5,873	3,905	102	5,784	3,850
Residual value guarantees	-	-	-	8	197	-
Contingent consideration	35	129	129	31	98	97
Other guarantees	3	1,421	4	6	552	4
Total guarantees	$1,606	61,600	19,443	1,701	56,697	19,731

  Amounts have been revised from what was previously reported to reflect better alignment of our internal rating process to external noninvestment grade ratings.
  Total maximum exposure to loss includes direct pay letters of credit (DPLCs) of $18.5 billion and $19.7 billion at December 31, 2012 and 2011, respectively. We issue DPLCs to provide credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement. We also originate multipurpose lending commitments under which borrowers have the option to draw on the facility in one of several forms, including as a standby letter of credit. Total maximum exposure to loss includes the portion of these facilities for which we have issued standby letters of credit under the commitments.
  Certain of these agreements included in this table are related to off-balance sheet entities and, accordingly, are also disclosed in Note 8.
  Written put options, which are in the form of derivatives, are also included in the derivative disclosures in Note 16.

“Maximum exposure to loss” and “Non-investment grade” are required disclosures under GAAP. Non-investment grade represents those guarantees on which we have a higher risk of being required to perform under the terms of the guarantee. If the underlying assets under the guarantee are non-investment grade (that is, an external rating that is below investment grade or an internal credit default grade that is equivalent to a below investment grade external rating), we consider the risk of performance to be high. Internal credit default grades are determined based upon the same credit policies that we use to evaluate the risk of payment or performance when making loans and other extensions of credit. These credit policies are further described in Note 6.

       Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is its extremely remote possibility, where the value of our interests and any associated collateral declines to zero. Maximum exposure to loss estimates in the table above do not reflect economic hedges or collateral we could use to offset or recover losses we may incur under our guarantee agreements. Accordingly, this required disclosure is not an indication of expected loss. We believe the carrying value, which is either fair value for derivative related products or the allowance for lending related commitments, is more representative of our exposure to loss than maximum exposure to loss.

Standby letters of credit We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. Standby letters of credit are agreements where we are obligated to make payment to a third party on behalf of a customer in the event the customer fails to meet their contractual obligations. We consider the credit risk in standby letters of credit and commercial and similar letters of credit in determining the allowance for credit losses. Standby letters of credit include direct pay letters of credit we issue to provide credit enhancements for certain bond issuances. The terms of our standby letters of credit are predominantly five years or less.

Securities lending and other indemnifications As a securities lending agent, we lend debt and equity securities from participating institutional clients' portfolios to third-party borrowers. These arrangements are for an indefinite period of time whereby we indemnify our clients against default by the borrower in returning these lent securities. This indemnity is supported by collateral received from the borrowers and is generally in the form of cash or highly liquid securities that are marked to market daily. Substantially all of these securities are returned to our clients within one year from trade date. There was $443 million at December 31, 2012, and $687 million at December 31, 2011, in collateral supporting loaned securities with values of $436 million and $669 million, respectively.

       Commencing third quarter 2012, we began using certain third party clearing agents to clear and settle transactions on behalf of some of our institutional brokerage customers. We indemnify the clearing agents against loss that could occur for non-performance by our customers on transactions that are not sufficiently collateralized. These arrangements are for an indefinite period. Transactions subject to the indemnifications may include customer obligations related to the settlement of margin accounts and short positions, such as written call options and securities borrowing transactions. Outstanding customer obligations and related collateral were $579 million and $3.1 billion, respectively, as of December 31, 2012. Our estimate of maximum exposure to loss, which requires judgment regarding the range and likelihood of future events, was $2.1 billion as of December 31, 2012.

       We enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements. We do, however, record a liability for residential mortgage loans that we expect to repurchase pursuant to various representations and warranties. See Note 9 for additional information on the liability for mortgage loan repurchase losses.

Liquidity agreements We provide liquidity facilities on all commercial paper issued by the conduit we administer. We also provide liquidity to certain off-balance sheet entities that hold securitized fixed-rate municipal bonds and consumer or commercial assets that are partially funded with the issuance of money market and other short-term notes. See Note 8 for additional information on these arrangements.

Written put options Written put options are contracts that give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price, and include options, floors, caps and credit default swaps. These written put option contracts generally permit net settlement. While these derivative transactions expose us to risk in the event the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset substantially all put options written to customers with purchased options. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written put options is based on future market conditions and is only quantifiable at settlement. The terms of our written put options are largely five years or less. See Note 8 for additional information regarding transactions with VIEs and Note 16 for additional information regarding written derivative contracts.

Loans AND MHFS SOLD with recourse In certain loan sales or securitizations, we provide recourse to the buyer whereby we are required to indemnify the buyer for any loss on the loan up to par value plus accrued interest. We provide recourse, predominantly to the GSEs, on loans sold under various programs and arrangements. Primarily all of these programs and arrangements require that we share in the loans' credit exposure for their remaining life by providing recourse to the GSE, up to 33.33% of actual losses incurred on a pro-rata basis, in the event of borrower default. Under the remaining recourse programs and arrangements, if certain events occur within a specified period of time from transfer date, we have to provide limited recourse to the buyer to indemnify them for losses incurred for the remaining life of the loans. The maximum exposure to loss reported in the accompanying table represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote and amounts paid can be recovered in whole or in part from the sale of collateral. Our recourse arrangements remain in effect as long as the loans are outstanding, which predominantly have remaining terms in excess of five years. During 2012, we repurchased $26 million of loans associated with these agreements. We also provide representation and warranty guarantees on loans sold under the various recourse programs and arrangements. Our loss exposure relative to these guarantees is separately considered and provided for, as necessary, in determination of our liability for loan repurchases due to breaches of representation and warranties. See Note 9 for additional information on the liability for mortgage loan repurchase losses.

Residual value guarantees We have provided residual value guarantees as part of certain leasing transactions of corporate assets. The lessors in these leases are generally large financial institutions or their leasing subsidiaries. These guarantees protect the lessor from loss on sale of the related asset at the end of the lease term. To the extent that a sale of the leased assets results in proceeds less than a stated percent (generally 80% to 89%) of the asset's cost, we would be required to reimburse the lessor under our guarantee. In November 2012, the purchase options on the leasing transactions related to these residual value guarantees were exercised; therefore we no longer have any exposure related to these guarantees.

Contingent consideration In connection with certain brokerage, asset management, insurance agency and other acquisitions we have made, the terms of the acquisition agreements provide for deferred payments or additional consideration, based on certain performance targets.

Other Guarantees We are members of exchanges and clearing houses that we use to clear our trades and those of our customers. It is common that all members in these organizations are required to collectively guarantee the performance of other members. Our obligations under the guarantees are based on either a fixed amount or a multiple of the collateral we are required to maintain with these organizations. We have not recorded a liability for these arrangements as of the dates presented in the previous table because we believe the likelihood of loss is remote.

       We also have contingent performance arrangements related to various customer relationships and lease transactions. We are required to pay the counterparties to these agreements if third parties default on certain obligations.

Pledged Assets and Collateral

As part of our liquidity management strategy, we pledge assets to secure trust and public deposits, borrowings from the FHLB and FRB and for other purposes as required or permitted by law. The following table provides pledged loans and securities available for sale where the secured party does not have the right to sell or repledge the collateral. At December 31, 2012, and 2011, we did not pledge any loans or securities available for sale where the secured party has the right to sell or repledge the collateral. The table excludes pledged assets related to VIEs, which can only be used to settle the liabilities of those entities. See Note 8 for additional information on consolidated VIE assets.

	December 31,
(in millions)	2012	2011
Securities available for sale	$96,018	80,540
Loans	360,171	317,742
Total	$456,189	398,282

We also pledge certain financial instruments that we own to collateralize repurchase agreements and other securities financings. The types of collateral we pledge include securities issued by federal agencies, government-sponsored entities (GSEs), and domestic and foreign companies. We pledged $27.4 billion at December 31, 2012, and $20.8 billion at December 31, 2011, under agreements that permit the secured parties to sell or repledge the collateral. Pledged collateral where the secured party cannot sell or repledge was $677 million and $2.8 billion at the same period ends, respectively.

       We receive collateral from other entities under short-term (generally less than one year) and long-term resale agreements and securities borrowings. At December 31, 2012 and 2011, we have received $46.6 billion and $31.1 billion, respectively, in collateral that we have the right to sell or repledge, of which $15.5 billion and $13.3 billion, respectively, are for long-term resale agreements. These amounts include securities we have sold or repledged to others with a fair value of $29.7 billion at December 31, 2012, and $16.7 billion at December 31, 2011.